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                                                                    Exhibit 23.2


                       INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-71601 of Hexcel Corporation on Form S-4 of our report dated February 28, 1997, appearing in the Prospectus, which is part of this Registration
Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
Oakland, California
March 11, 1999